ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments

March 31, 2020 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.4%

Debt Fund – 99.4%
Invesco Senior Loan ETF(a)	28,603	$585,217
iShares 0-5 Year High Yield Corporate Bond ETF	6,494	265,410
iShares 1-3 Year Treasury Bond ETF	24,500	2,123,415
iShares Agency Bond ETF	17,500	2,109,800
iShares Short Treasury Bond ETF(a)	20,980	2,329,200
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(a)	5,945	140,064
Total Exchange Traded Funds
(Cost $7,608,225)		7,553,106

MONEY MARKET FUND – 1.8%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.33%(b) (Cost $140,427)	140,427	140,427

REPURCHASE AGREEMENTS – 6.3%(c)
Deutsche Bank Securities, Inc., dated 03/31/20, due 04/01/20, 0.02%, total to be received $227,822, (collateralized by various U.S. Government Agency Obligations, 2.50%-6.00%, 04/15/20-07/01/50, totaling $231,674)	$227,822	227,822
RBC Dominion Securities, Inc., dated 03/31/20, due 04/01/20, 0.01%, total to be received $250,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.13%, 07/15/20-02/20/50, totaling $254,327)	250,000	250,000
Total Repurchase Agreements
(Cost $477,822)		477,822

Total Investments – 107.5%
(Cost $8,226,474)		8,171,355
Liabilities in Excess of Other Assets – (7.5%)		(571,756)
Net Assets – 100.0%		$7,599,599

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,795,705; the aggregate market value of the collateral held by the fund is $2,856,180. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,378,358.
(b)	Rate shown reflects the 7-day yield as of March 31, 2020.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments (continued)

March 31, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,553,106	$–	$–	$7,553,106
Money Market Fund	140,427	–	–	140,427
Repurchase Agreements	–	477,822	–	477,822
Total	$7,693,533	$477,822	$–	$8,171,355

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	99.4%
Money Market Fund	1.8
Repurchase Agreements	6.3
Total Investments	107.5
Liabilities in Excess of Other Assets	(7.5)
Net Assets	100.0%